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                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") dated as of November 1, 1999, is between Merrill Lynch Mortgage Investors Inc., a Delaware corporation (the "Purchaser"), and Paine Webber Real Estate Securities Inc., a Delaware corporation (the "Mortgage Loan Seller").

            The Mortgage Loan Seller intends to sell, assign and transfer to the Purchaser, subject to the terms and conditions set forth below, certain mortgage loans (the "Mortgage Loans"), which are described in, and set forth in, the mortgage loan schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A.

            The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), together with certain mortgage loans (the "Other Mortgage Loans") purchased by the Purchaser pursuant to the Other Mortgage Loan Purchase Agreements (as defined herein), the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). The Trust Fund will be created and the Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 1999, by and among Merrill Lynch Mortgage Investors Inc., as depositor (the "Depositor"), ORIX Real Estate Capital Markets, LLC, as master servicer (the "Master Servicer"), ORIX Real Estate Capital Markets, LLC, as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"). The Purchaser intends to sell certain of the Certificates (the "Privately Placed Certificates") in a private placement pursuant to Section 4(2) of the Securities Act of 1933 (the "Securities Act") through Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (in such capacity, the "Placement Agents") on the Closing Date (defined below) pursuant to a Certificate Purchase Agreement (the "Certificate Purchase Agreement") dated November 4, 1999. The Purchaser intends to sell certain of the Certificates (the "Publicly Offered Certificates") to Merrill Lynch, Pierce, Fenner & Smith Incorporated and PaineWebber Incorporated (in such capacity, the "Underwriters") on the Closing Date pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of November 1, 1999. The transactions contemplated by the foregoing are referred to herein as the "Securitization Transaction". Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

            NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto hereby agree as follows:


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                                   ARTICLE I.

                                   DEFINITIONS

      Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Pooling and Servicing Agreement.

      "Allocable Share": A fraction, the numerator of which is the stated principal balance of the Mortgage Loans and the denominator is the sum of (i) the stated principal balance of the Mortgage Loans and (ii) the stated principal balance of the Other Mortgage Loans sold to the Purchaser by Merrill Lynch Mortgage Capital, Inc. and ORIX Real Estate Capital Markets, LLC pursuant to the Other Mortgage Loan Purchase Agreements, or as otherwise separately agreed upon in writing by the Purchaser, the Mortgage Loan Seller, Merrill Lynch Mortgage Capital, Inc. and ORIX Real Estate Capital Markets, LLC.

      "Closing Date": November 4, 1999.

      "Cut-Off Date": November 1, 1999.

      "Initial Pool Balance": An amount equal to approximately $592,445,159.

      "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note and creating a lien on the fee or leasehold interest in the related Mortgaged Property.

      "Mortgage File": The meaning ascribed to such term in the Pooling and Servicing Agreement, except that the endorsement referenced in clauses (i),
(iv), (v) and (viii) may be in blank.

      "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Purchaser pursuant to Section 2.3 of this Agreement. As used herein, the term "Mortgage Loan" includes each related Mortgage Note, the related Mortgage and other documents contained in the related Mortgage File and any related agreements.

      "Mortgage Loan Document": Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreements executed in connection with such Mortgage Loan, collectively, the "Mortgage Loan Documents."

      "Mortgage Note": Each of the original executed notes evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto.

      "Mortgaged Property": The real property subject to the lien of a Mortgage.

      "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any other Person that owns or has acquired the related Mortgaged Property and/or assumed the obligations of the original obligor under the Mortgage Note. The representations


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and warranties made by the Mortgage Loan Seller in this Agreement as to "each
Mortgagor" are given with respect to the obligor.

      "Other Mortgage Loan Purchase Agreement": Either(i) that certain mortgage loan purchase agreement, dated as of November 1, 1999, by and between Merrill Lynch Mortgage Capital, Inc. and the Purchaser, or (ii) that certain mortgage loan purchase agreement, dated as of November 1, 1999, by and between ORIX Real Estate Capital Markets, LLC and the Purchaser.

      "Pooling and Servicing Agreement": The Pooling and Servicing Agreement, dated and effective as of November 1, 1999, among Purchaser, Master Servicer, Special Servicer and Trustee

      "Prospectus Supplement": That certain prospectus supplement, dated October 29, 1999, related to the Publicly Offered Certificates.

      "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances and P&I Advances in accordance with the Pooling and Servicing Agreement, which rate per annum shall equal the "Prime Rate" published in the "Money Rates" section of "The Wall Street Journal" (or, if such section or publication is no longer available, such other comparable publication as determined by the Trustee in its reasonable discretion) as may be in effect from time to time, or, if the "Prime Rate" no longer exists, such other comparable rate (as determined by the Trustee in its reasonable discretion) as may be in effect from time to time.

      "Repurchase Price": With respect to any Mortgage Loan or REO Loan required to be purchased pursuant to Section 3.3, an amount equal to the sum of:

            (i) the outstanding principal balance of such Mortgage Loan as of the date of purchase;

            (ii) all accrued and unpaid interest to but not including the Due Date in the Due Period during which such Mortgage Loan or REO Loan was purchased;

            (iii) all related unreimbursed Servicing Advances and accrued and unpaid interest on related Advances at the Reimbursement Rate and unpaid Special Servicing Fees allocable to such Mortgage Loan; plus

            (iv) all reasonable out-of-pocket expenses reasonably incurred or to be incurred by the Master Servicer, the Special Servicer, the Depositor or the Trustee in respect of the Breach or Document Defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

            "Term Sheet": The Structural and Collateral Term Sheet dated October 15, 1999 in respect of the Securitization Transaction.

                                   ARTICLE II.


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                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

            2.1. Agreement to Sell Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Mortgage Loan Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans on the Closing Date.

            (b) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, New York, New York, at 10:00 a.m. New York time, on the Closing Date.

            2.2. Purchase Price. On the Closing Date, as full consideration for the Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, the Purchaser will deliver to the Mortgage Loan Seller an amount equal to $170,308,084 (the "Purchase Price") in immediately available funds, which represents the purchase price of the Mortgage Loans (with accrured interest) net of $778,655 which, subject to Section 5.1 hereof, represents the Mortgage Loan Seller's Allocable Share of the expenses incurred in connection with the Securitization Transaction.

            2.3. Conveyance of Mortgage Loans. On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, and the Purchaser shall purchase, all right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including: (i) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-Off Date (whether or not received); (ii) all other payments of interest and principal received by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-Off Date, other than any such payments of interest or principal which were due on or prior to the Cut-Off Date; and (iii) all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies received by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-Off Date. Upon payment of the Purchase Price as provided in Section 2.2, the Mortgage Loan Seller shall be deemed to have sold, transferred, assigned, set over and conveyed to the Purchaser the Mortgage Loans, together with all right title and interest of the Mortgage Loan Seller in and to the Mortgage Loans as described in the immediately preceding sentence. Upon such sale the ownership of each Mortgage Note, the Mortgage and all related documents and instruments contained in the related Mortgage File shall immediately vest in the Purchaser, its successors and assigns and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Mortgage Loan Seller shall immediately vest in the Purchaser, its successors and assigns. The contents of any Mortgage File in the possession of the Mortgage Loan Seller at any time after such sale, and any payments on the Mortgage Loans due after the Cut-Off Date and received by the Mortgage Loan Seller, shall be held in trust by the Mortgage Loan Seller for the benefit of the Purchaser, its successors and assigns as the owner thereof, and shall be promptly delivered by the Mortgage Loan Seller to or upon the order of the Purchaser, its successors and assigns.

            2.4. Delivery of Mortgage Loan Documents. (a) The Purchaser hereby directs the Mortgage Loan Seller and the Mortgage Loan Seller hereby agrees to deliver to


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each of the Trustee, the Custodian, the Master Servicer and the Special Servicer
(x) all documents, instruments and agreements required to be delivered by the Purchaser to such parties pursuant to Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of Section 2.01 of the Pooling and Servicing Agreement, and (y) such other documents, instruments and agreements relating to the Mortgage Loans as the Purchaser, the Trustee, the Custodian, the Master Servicer and the Special Servicer may reasonably request.

            (b) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Mortgage Note, the Mortgage Loan Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed and indemnification of the Purchaser and of the Trustee on behalf of the Trust Fund against any losses that the Trust Fund may incur by reason of such lost or destroyed Mortgage Note. If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments required to be recorded or filed prior to the Closing Date and to be delivered as part of a Mortgage File on or before the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of this Mortgage Loan Purchase Agreement shall be deemed to have been satisfied as to such non-delivered document or instrument provided that a photocopy of such non-delivered document or instrument (certified by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording or filing) is delivered to the Purchaser, the Trustee or the Custodian appointed thereby on or before the Closing Date, and either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate county recorder's office, in the case of a Mortgage to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon, is delivered to the Purchaser, the Trustee or the Custodian within 120 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller is, as certified in writing to the Purchaser and the Trustee no less often than every 90-days, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in the definition of "Mortgage File", with evidence of recording thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Section 2.4(b) shall be deemed to have been satisfied as to such non-delivered document or instrument and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon and certified in the case of a Mortgage by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording) is delivered to the Purchaser, the Trustee or a Custodian appointed thereby on or before the Closing Date together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to any Mortgage Loan, and notwithstanding the foregoing or Section 2.4(a), the Mortgage Loan Seller may deliver a UCC-3 on or before the Closing Date that does not contain the filing information for the related UCC-1 and/or UCC-2 if such


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UCC-1 and/or UCC-2 has not been returned to the Mortgage Loan Seller by the applicable filing office, and the Mortgage Loan Seller may deliver assignments of documents and/or instruments that do not contain the recording information for the related documents and/or instruments, as applicable, if such documents and/or instruments have not been returned to the Mortgage Loan Seller by the applicable recording office. The Mortgage Loan Seller hereby authorizes the Purchaser, acting in its stead and on its behalf, to fill in any missing filing or recording information or any instrument or document required to be delivered pursuant to this subsection (b). The delivery of an original pro forma or specimen title insurance policy or an original marked, redated and recertified commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf no later than the 90th day following the Closing Date.

            (c) Except under the circumstances provided for in the last sentence of this subsection (c), the Mortgage Loan Seller shall as to each Mortgage Loan, promptly (and in any event within 30 days of the later of the Closing Date and the Purchaser's and Trustee's actual receipt of the related documents) cause to be delivered to the Trustee in recordable form for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of an instrument and/or document enumerated in clauses (ii), (iii), (iv), (v) and (viii) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each UCC-3 to the Trustee as indicated in such assignment documents. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-3 shall reflect that the file copy thereof should be returned to the Trustee or its designee following filing. In connection with the Mortgage Loan Seller's delivery of Mortgage Loan documents in accordance with the preceding sentences, the Mortgage Loan Seller hereby authorizes the Trustee as the transferee of the Purchaser to complete each endorsement or assignment in blank appearing thereon in favor of the Trustee in such manner as the Trustee shall determine in the exercise of its sole discretion in its capacity as Trustee under the Pooling and Servicing Agreement (provided that such endorsement or assignment will be without recourse, representation or warranty to the Mortgage Loan Seller except as expressly set forth in this Agreement). If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Purchaser or an assignee thereof, which may include, the Trustee or its Custodian or its agent shall notify the Mortgage Loan Seller of same. The Mortgage Loan Seller shall cure such defect within 90 days or the Purchaser may prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate, all at the Mortgage Loan Seller's expense. The Purchaser shall execute, or cause the Mortgage Loan Seller to execute any replacement document or instrument being filed in substitution for any such lost or returned unrecorded or unfiled document or instrument at the Mortgage Loan Seller's expense and assist the Purchaser, the Trustee or a Custodian or its agent in recording or filing such documents or instruments. Notwithstanding the foregoing, there shall be no requirement to record any assignment to the Trustee or to file any UCC-3 in those jurisdictions where, in the written


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opinion of local counsel of Purchaser, the Trustee or a Custodian acceptable to the Purchaser and the Trustee, such recordation and/or filing is not required to protect the Purchaser's or the Trustee's interest in the Mortgage Loans against sale, further assignment, satisfaction or discharge by the Mortgage Loan Seller or the Purchaser.

            (d) All documents and records in the Mortgage Loan Seller's possession relating to the Mortgage Loans (including financial statements, operating statements and any other information provided by the respective Mortgagor from time to time) or copies thereof, that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Master Servicer on or before the Closing Date.

            (e) Mortgage Loan Seller shall cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Mortgage Loan Seller or any other name to be transferred to the Master Servicer promptly after the Closing Date, but in all events within three (3) business days after the Closing Date.

            2.5. Acceptance of Mortgage Loans. Pursuant to Section 2.02 and 2.03 of the Pooling and Servicing Agreement, if the Purchaser or an assignee thereof, which may include the Trustee or the Custodian on its behalf, discovers or receives notice of a Document Defect or a Breach (each as defined in the Pooling and Servicing Agreement), the Mortgage Loan Seller shall correct or cure any such Document Defect or Breach or repurchase or substitute such Defective Mortgage Loan in accordance with Section 3.3 of this Agreement.

                                  ARTICLE III.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS;
                     REPURCHASE OF DEFECTIVE MORTGAGE LOANS

      3.1. Representations and Warranties of the Purchaser.

      (a) The Purchaser hereby represents and warrants that on the Closing Date:

            (i) Purchaser Duly Formed and Authorized. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to purchase and acquire the Mortgage Loans in accordance with this Agreement;

            (ii) Legal and Binding Obligations. Assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Purchaser hereunder are the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with the terms of this Agreement, except as such


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      enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) No Conflict with Law or Agreements. The execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder will not conflict with any provisions of any law or regulations to which the Purchaser is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Purchaser or any indenture, agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement; the Purchaser has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Purchaser of this Agreement;

            (iv) No Proceedings. There is no action, suit or proceeding pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

            3.2. Representations and Warranties of the Mortgage Loan Seller.

            (a) The Mortgage Loan Seller hereby represents and warrants with respect to itself that, as of the Closing Date that:

            (i) Seller Duly Formed and Authorized. The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

            (ii) Legal and Binding Obligations. Assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Mortgage Loan Seller hereunder are the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar


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      laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) No Conflict with Law or Agreements. The execution and delivery of this Agreement and the performance by the Mortgage Loan Seller of its obligations hereunder will not conflict with any provisions of any law or regulations to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of the certificate of incorporation or the by-laws of the Mortgage Loan Seller or any indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; the Mortgage Loan Seller has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Mortgage Loan Seller of this Agreement;

            (iv) No Proceedings. There is no action, suit or proceeding pending or, to the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

            (v) Mortgage Files in Possession. The Mortgage Loan Seller or its custodian is in possession of a Mortgage File with respect to each Mortgage Loan identified on the Mortgage Loan Schedule and each such Mortgage File will be transferred to the Purchaser or the Trustee as its designee. The Mortgage Loan Seller has not withheld any material information with respect to the Mortgage File;

            (vi) No Material Default. The Mortgage Loan Seller is not in default in the performance of any obligations, covenants or conditions contained in any material agreement or instrument to which it is party, which default might have consequences that would materially and adversely affect the financial conditions or operations of the Mortgage Loan Seller or its properties taken as a whole or would have consequences that would materially and adversely affect its performance hereunder.

            (b) Representations and Warranties as to the Mortgage Loans. The Mortgage Loan Seller hereby makes the representations and warranties attached hereto as Schedule I (subject to the exceptions set forth in Exhibit D) with respect to each Mortgage Loan, as of the date specified therein or, if no such date is specified, as of the Closing Date.

            3.3. Remedies for Breach of Certain Representations and Warranties.
(a) It is understood and agreed that the representations and warranties set forth herein shall survive


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the sale of the Mortgage Loans to the Purchaser, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement, and shall inure to the benefit of the Purchaser, and the Trustee as the transferee of the Purchaser, notwithstanding (1) any restrictive or qualified endorsement on any Mortgage Note, assignment of Mortgage, Assignment of Leases, Rents and Profits or reassignments thereof (2) any termination of this Agreement or (3) the examination by any Person of, or failure by any Person to examine, any Mortgage File. It is further understood and agreed that the representations and warranties set forth in Section 3.2(b) relate only to the Mortgage Loans conveyed hereunder and do not cover any mortgage loans sold to the Purchaser by any other Person.

            (b) Upon the receipt of notice or discovery by the Mortgage Loan Seller, the Purchaser or the Trustee that (i) a Document Defect (as defined in the Pooling and Servicing Agreement) exists, or (ii) a Breach (as defined in the Pooling and Servicing Agreement) has occurred with respect to any Mortgage Loan which, in the case of either clause (i) or (ii), materially and adversely affects the value of such Mortgage Loan or the interests of the Certificateholders therein, the party discovering the existence of such Document Defect or Breach with respect to such Mortgage Loan (a "Defective Mortgage Loan") shall give prompt written notice thereof to each of the parties to the Pooling and Servicing Agreement and the Mortgage Loan Seller.

      Within 90 days of the earlier of its discovery or its receipt of notice of any such Defective Mortgage Loan (or in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, no later than 90 days following the date on which any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach), the Mortgage Loan Seller shall cure such Document Defect or Breach in all material respects, which shall include payment of losses and any expenses associated therewith, or, if such Document Defect or Breach cannot be cured within such 90-day period, either (i) repurchase the affected Mortgage Loan at the applicable Repurchase Price not later than the end of such 90-day period, or
(ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan and pay to the Trustee, for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith no later than the end of such 90-day period. Notwithstanding the above, if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the Mortgage Loan not being treated as a "qualified mortgage" within the meaning of the REMIC Provisions, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Mortgage Loan Seller shall have an additional 90-days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan); provided, however, that with respect to such additional 90 day period, the Mortgage Loan Seller shall have delivered to the Trustee, the Master Servicer and each Rating Agency, an officer's certificate with all relevant correspondence and communication in the possession of the Mortgage Loan Seller as of the date thereof relating to such Document Defect or Breach, that describes the reasons that a cure was not effected within the first 90-day cure period, what actions the Mortgage Loan Seller is pursuing in connection with the cure


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thereof, the actions it proposes to take to effect such cure, and which states that it anticipates such Document Defect or Breach will be cured within the additional 90-day period.

            If the affected Mortgage Loan is to be repurchased, the payment of the Repurchase Price with respect to any Mortgage Loans repurchased by the Mortgage Loan Seller shall be paid in accordance with the directions of the Master Servicer as agent for the Trustee. If the affected Mortgage Loan is to be substituted, (I) the Mortgage Loan Seller shall, on the date of substitution, remit the Substitution Shortfall Amount by wire transfer of immediately available funds in accordance with the directions of the Master Servicer as agent for the Trustee; (II) no such substitution may be made in any calendar month after the Determination Date for such month; (III) the Mortgage Loan Seller shall, on the date of substitution, certify in writing to the Trustee and the Master Servicer that the Qualified Substitute Mortgage Loan(s) meets all of the requirements of the definition of "Qualified Substitute Mortgage Loan" in the Pooling and Servicing Agreement and that the representations and warranties set forth in Section 3.2 hereof are true and correct with respect to the Mortgage Loan Seller and such Qualified Substitute Mortgage Loan(s) (which includes a mortgage loan schedule describing such Qualified Substitute Mortgage Loan(s) substantially in the form of Exhibit A)) and shall agree with the Trustee in writing to be subject to the terms and provisions of this Agreement with respect to such Qualified Substitute Mortgage Loan(s) as of the date of substitution; (IV) scheduled payments of principal and interest due with respect to any such Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund; and (V) scheduled payments of principal and interest due with respect to any such Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund, and the Mortgage Loan Seller shall be entitled to receive such payments promptly following receipt thereof by the Master Servicer as the agent of the Trustee.

            It is understood and agreed that the obligations of the Mortgage Loan Seller set forth in this Section 3.3(b) to cure or repurchase or substitute for a Defective Mortgage Loan constitute the sole remedies available to the Purchaser and its successors and assigns respecting a Defective Mortgage Loan. Upon any such repurchase or substitution of a Mortgage Loan by the Mortgage Loan Seller, the Purchaser shall execute and deliver (or shall cause the Trustee to execute and deliver) such instruments of transfer or assignment presented to it by the Mortgage Loan Seller, in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related rights under each agreement assigned pursuant to Section 3.7 hereof, and shall deliver the related Mortgage File to the Mortgage Loan Seller or its designee after receipt of the related Repurchase Price.

            (c) Except as expressly set forth in Section 3.3(b) with respect to a Defective Mortgage Loan, no provision of this Agreement shall be interpreted as limiting (or otherwise be deemed to limit) the Purchaser's right to pursue any remedies it may have under this Agreement, in equity or at law, in connection with any breach by the Mortgage Loan Seller of any term hereof.

            (d) The Mortgage Loan Seller hereby acknowledges the assignment by the Purchaser to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to cure or repurchase Defective Mortgage Loans pursuant to this Section. The Trustee or its designee may enforce such obligation as provided in Section 5.3 hereof.

            (e) The Mortgage Loan Seller hereby acknowledges and agrees that, pursuant to Section 2.03(b) of the Pooling and Servicing Agreement, the Master Servicer and the Special Servicer (in the case of Specially Serviced Mortgage Loans) have the right, for the benefit of the Certificateholders, to enforce the obligations of the Mortgage Loan Seller under this Section 3.3. The Master Servicer and the Special Servicer, as the case may be, shall be reimbursed for the reasonable costs of such enforcement in accordance with the Pooling and Servicing Agreement.

            3.4. [Intentionally Omitted].

            3.5. Underwriting. The Mortgage Loan Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Certificate Purchase Agreement and the Underwriting Agreement at or prior to the Closing Date.

            3.6. Further Assurances; Securitization Cooperation. The Mortgage Loan Seller agrees to execute and deliver such instruments and take such actions as the Purchaser may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and to effectuate the securitization of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and to carry out its obligations under the Pooling and Servicing Agreement.

            3.7 Assignment of Purchase Agreement. The Mortgage Loan Seller for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, transfers, assigns, delivers, sets-over and conveys to the Purchaser all the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans pursuant to each agreement between the Mortgage Loan Seller and the originators of the Mortgage Loans (where such originators are Persons other than the Mortgage Loan Seller) pursuant to which the Mortgage Loan Seller acquired rights in such Mortgage Loan (which agreements are set forth on Schedule II attached hereto), including, without limitation, all of the Mortgage Loan Seller's right, title and interest in any claims, insurance policies, escrow accounts, demands, causes of action and any other collateral arising out of and/or executed and/or delivered in or to, together with any other documents or instruments executed and/or delivered in connection with or otherwise related to the Mortgage Loans, without recourse, representation or warranty except as set forth herein.

                                   ARTICLE IV.

                               CLOSING CONDITIONS

            4.1. Purchaser's Conditions to Closing. The obligations of the Purchaser under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

            (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller.

            (b) The Purchaser or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Purchaser and in form and substance satisfactory to the Purchaser, the Underwriters and their respective counsel, duly executed (except in the case of (i) and (ii)) by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

            (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage File shall be delivered to and held by the Trustee on behalf of the Purchaser;

            (ii) the final Mortgage Loan Schedule attached hereto as Exhibit A;

            (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

            (iv) an opinion of Shearman & Stearling, counsel to the Mortgage Loan Seller, substantially in the form attached hereto as Exhibit C;

            (v) such other opinions of counsel as the Mortgage Loan Seller, the Depositor or the Underwriters may require;

            (vi) each of the Other Mortgage Loan Purchase Agreements have been duly executed and delivered;

            (vii) such other documents, certificates and opinions as may be necessary to secure for the Certificates the ratings from Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Duff & Phelps Credit Rating Co. ("DCR") set forth in Clause (viii) of this Section 4.1(b);

            (viii) Letters from Standard & Poor's and DCR showing the following ratings: for (i) the Class A-1 and Class A-2 Certificates, a "AAA" rating from each of Standard & Poor's and DCR, (ii) the Class B Certificates, a "AA" rating from each of Standard & Poor's and DCR, (iii) the Class C Certificates, a "A" rating from each of

      Standard & Poor's and DCR, (iv) the Class D Certificates, a "A-" rating from each of Standard & Poor's and DCR, (v) the Class E Certificates, a "BBB" rating from each of Standard & Poor's and DCR, (vi) the Class F Certificates, a "BBB-" rating from each of Standard & Poor's and DCR,
      (vii) the Class IO Certificates, a "AAAr" and "AAA" rating from Standard & Poor's and DCR, respectively, (viii), the Class G Certificates, a "BB" rating from each of Standard & Poor's and DCR, (ix) the Class H Certificates, a "B" rating from each of Standard & Poor's and DCR, and (x) the Class J Certificates, a "B-" rating from each of Standard & Poor's and DCR.

            (ix) a letter from the independent accounting firm of Deloitte & Touche LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus and the Prospectus Supplement and certain information regarding the Certificates as set forth in the Prospectus and the Prospectus Supplement.

            4.2. Mortgage Loan Seller's Condition to Closing. The obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the Purchaser's compliance with all of the Purchaser's obligations under this Agreement.

                                   ARTICLE V.

                                  MISCELLANEOUS

            5.1. Costs. If, pursuant to Section 2.2, the amounts deducted by the Purchaser in respect of the Mortgage Loan Seller's Allocable Share of transaction expenses from the purchase price of the Mortgage Loans are subsequently determined to be less than or greater than the actual amounts owed to the Purchaser by the Mortgage Loan Seller with respect thereto, the Mortgage Loan Seller shall promptly reimburse the Purchaser or its designee for the amount of such deficiency, or the Purchaser shall refund, or cause to be refunded, to the Mortgage Loan Seller the amount of such excess, as the case may be.

            5.2. Indemnification and Contribution: (a) The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser and the Underwriters, the directors, officers, employees and agents of the Purchaser and the Underwriters, and each person who controls the Purchaser and the Underwriters within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus Supplement dated October 15, 1999 (the "Preliminary Prospectus Supplement"), the Prospectus Supplement, the Memorandum, the Term Sheet, or in any amendment thereof or supplement thereto (such amendment or supplement which has been reviewed by the Mortgage Loan Seller) (collectively, the "Disclosure Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon any information provided by or on behalf of the Mortgage Loan Seller to the Purchaser or the Underwriters with respect to the Mortgage Loans or itself (collectively, and as further described below, the "Mortgage Loan Seller Information"), and the Mortgage Loan Seller shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Mortgage Loan Seller's agreement to indemnify and reimburse the Underwriters, their respective officers and directors, or any person controlling the Underwriters under this Section 5.2 shall not apply to any loss, claim, damage, liability or expense arising out of or relating to claims asserted by any person who purchased any registered Certificates pursuant to the Preliminary Prospectus Supplement that are the subject of such claims if such person did not receive a copy of the Prospectus Supplement upon or before settlement of the sale of such registered Certificates to such Person, in any case where the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact contained in such Preliminary Prospectus Supplement which was the basis of any such claim was corrected in the Prospectus Supplement and provided, further, that the indemnification provided by this Section 5.2 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (i) the manipulation, (ii) any calculations based upon, or (iii) any aggregation (other than an aggregation made by the Mortgage Loan Seller or an aggregation contained in tabular information provided by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor and the related Mortgaged Properties with comparable information relating to the Other Mortgage Loans conveyed by other mortgage loan sellers. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have. For all purposes of this Agreement, and notwithstanding anything herein contained to the contrary, the Mortgage Loan Seller Information includes, and is limited to, (i) the representations and warranties of the Mortgage Loan Seller set forth in Section
3.2 herein, (ii) summaries of the individual Mortgage Loans and any letters, certifications and other materials furnished to the Purchaser by the Mortgage Loan Seller relating to the Mortgage Loans, (iii) reports of environmental assessments of the related Mortgaged Properties furnished to the Purchaser by the Mortgage Loan Seller relating to the Mortgage Loans, (iv) reports of site inspections of the related Mortgaged Properties furnished to the Purchaser by the Mortgage Loan Seller relating to the Mortgage Loans, (v) all information and documentation relating to the Mortgage Loans and included in the investor and Rating Agencies due diligence files and any documents or information relating to the Mortgage Loans and provided by the Mortgage Loan Seller or any of its affiliates to potential investors, including but not limited to Mortgage Loan legal, underwriting and servicing documents and information, (vi) the information regarding the Mortgage Loans, property managers, underwriting standards of the Mortgage Loan Seller and the Mortgage Loan Seller set forth in the Disclosure Documents, and (vii) any computer diskettes, computer tapes and/or other electronic media furnished to the Purchaser by the Mortgage Loan Seller relating to the Mortgage Loans containing (A) the information on the Mortgage Loan Schedule, and (B) information regarding the Mortgage Loans provided by the Mortgage Loan Seller to the Depositor or any Underwriter and used in preparing Computational Materials (as such term is defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "SEC"), dated May 20, 1994 to Kidder, Peabody Acceptance Corporation I), Collateral Term Sheets, ABS Term Sheets, and/or Structural Term Sheets (as such terms are defined in the no-action letter issued by the SEC, dated February 17, 1995 to the Public Securities Association).

            (b) The Purchaser shall indemnify and hold harmless the Mortgage Loan Seller, its directors, officers, employees and agents, and each person, if any, who controls the Mortgage Loan Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Documents, any Computational Materials, Collateral Term Sheets, ABS Term Sheets, and/or Structural Term Sheets, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent the such untrue statement, alleged untrue statement, omission or alleged omission is based upon the Mortgage Loan Seller Information, and the Purchaser shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
Section 5.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5.2, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 5.2, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 5.2. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Purchaser in the case of subsection (a) above, representing the indemnified parties under subsection (a) above who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party of parties in connection with all claims which have been asserted against the indemnified party or parties in such proceeding by the other parties to such settlement, and shall be entitled to settle such proceeding without the consent of the indemnified party or parties so long as such settlement (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an indemnified party.

            (d) If the indemnification provided for in this Section 5.2 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 5.2, then the Mortgage Loan Seller and the Purchaser shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection
(a) or (b) above, in such proportion as is appropriate to reflect (i) the relative benefits received by the Mortgage Loan Seller on the one hand and the Purchaser on the other from the purchase and sale of the Mortgage Loans and the offering of the Certificates and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Purchaser on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Purchaser on the one hand and the Mortgage Loan Seller on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses but net of underwriting discounts and commissions) received by the Purchaser bear to the total net proceeds received by the Mortgage Loan Seller with respect to the sale of the Mortgage Loans (before deducting expenses). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

            5.3. Third Party Beneficiaries; Survival. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and may be enforced by or on behalf of, the Trustee and the Holders of Certificates to the same extent that the Purchaser has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein, and all such representations and warranties shall survive delivery of the Mortgage Files to the Trustee until the termination of the Pooling and Servicing Agreement. Section 5.2 of this Agreement shall survive delivery of the Mortgage Files to the Trustee and remain in full force and effect after the termination or cancellation of this Agreement.

            5.4. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided in Section 5.3 hereof.

            5.5. Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except that the parties intend that the provisions of 5-1401 of the New York General Obligations Law shall apply to this Agreement.

            5.6. Modifications. (a) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

            (b) This Agreement may not be changed in any manner which would have a material adverse effect on Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in the Pooling and Servicing Agreement.

            (c) This Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original and all of which shall together constitute but one and the same instrument.

            5.7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Purchaser, will be mailed, delivered or transmitted by facsimile and confirmed to it at Merrill Lynch Mortgage Investors Inc., World Financial Center, New York, New York 10281,
Attention: Bruce L. Ackerman, telecopy number: (212) 449-7684; or, if sent to the Mortgage Loan Seller, will be mailed, delivered or transmitted by facsimile and confirmed to it at Paine Webber Real Estate Securities Inc., 1285 Avenue of the Americas, 19th Floor, New York, New York 10019, Attention: Steven J. Plust, telecopy number: (212) 713-8606.

            5.8. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            5.9. Confirmation of Intent. It is the express intent of the parties hereto that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Mortgage Loan Seller to secure a debt or other obligation of the Mortgage Loan Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Mortgage Loan Seller then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Mortgage Loan Seller to the Purchaser of a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Purchaser or any successor thereto of the related Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.

                        [Signatures Appear on Next Page]

      IN WITNESS WHEREOF, the Purchaser and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       MERRILL LYNCH MORTGAGE
                                       INVESTORS INC., as Purchaser

                                       By: /s/ Michael M. McGovern
                                           -------------------------------------
                                           Name:  Michael M. McGovern
                                           Title: Authorized Signatory


                                       PAINE WEBBER REAL ESTATE
                                       SECURITIES, INC., as Mortgage Loan Seller

                                       By: /s/ Steven Plust
                                           -------------------------------------
                                           Name:  Steven Plust
                                           Title: Managing Director

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

Mortgage Loan Schedule  MLMI 1999-C1

  Control No.                        Property Name               Property Type                     Address
---------------------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                 Retail             210-282 Norman Center Court
PW-6132         Arlington Apartments                         Multifamily        2700 Whitney Avenue
PW-6376         Shadowbrook Apartments                       Multifamily        2200 Westbend Parkway
PW-6437         175-181 Broadway                             Multifamily        175-181 Broadway
PW-6482         Fayetteville/Jacksonville Office Portfolio   Office             Various
PW-6482A        Ramsey Street Office Building                Office             6200 Ramsey Street
PW-6482B        Yadkin Road Building                         Office             6448 Yadkin Road
PW-6482C        Cliffdale Road Office Building               Office             6920 Cliffdale Road
PW-6482D        Henderson Drive Office Building              Office             3466 Henderson Drive
PW-7043         The Woods at Frenchman's Creek               Multifamily        3001 58th Avenue South
PW-7064         Oklahoma City Industrial                     Industrial         2500-2692 West Interstate 40
PW-7119         Washingtonville Manor MHP                    Mobile Home Park   East Avenue & Hallock Drive
PW-7127         1485-1495 Davis Road                         Industrial         1485-1495 Davis Road
PW-7130         Ben White Business Park                      Industrial         209 East Ben White Boulevard
PW-7141         Summercreek Apartments                       Multifamily        11851 Belair Drive
PW-7146         Westbrook Towers                             Multifamily        317 West Spring Street
PW-7166         Cobblestone Apartments                       Multifamily        2430-2444 Whitfield Road
PW-7170         O'Connor Place Apartments                    Multifamily        316 West 5th Street
PW-7312         Plaza Park MHPs                              Mobile Home Park   Various
PW-7312A        Plaza MHP                                    Mobile Home Park   2145 N. Dixie Highway
PW-7312B        Spring Valley MHP                            Mobile Home Park   769 State Route 42
PW-7312C        Blair MHP                                    Mobile Home Park   16 Pam Lane
PW-7395         Red Lion Apartments                          Multifamily        4726 Narrow Lane Road
PW-7424         St. Pete Beach Apartments                    Multifamily        9050-9060 Blind Pass Road
PW-7562         401 N. Broad Street                          Office             401 N. Broad Street
PW-7710         Peachtree Village Mobile Home Park           Mobile Home Park   1475 Peachtree Industrial Blvd.
PW-7781         Sherwood Lane Apartments                     Multifamily        4506 Sherwood Lane
PW-7789         Lexus Training Center                        Industrial         205 Jefferson Road
PW-7905         Blue Cross Blue Shield Building              Office             Carotech Boulevard
PW-7958         1399 Madison Building                        Office             1399 Madison Ave.
PW-8028         Tops Appliance Building                      Retail             1525-1535 Hart Place
PW-8064         Office Max                                   Retail             721 East Colorado Boulevard
PW-8202         First American Building                      Office             8435 Stemmons Freeway
PW-8313         Crossings Apartments                         Multifamily        3555 Highway 544 Overpass
PW-8352         Helix Building                               Industrial         3078 East Sunset Road, Bldg. B
PW-8703         Virginia Apartment Portfolio                 Multifamily        Various
PW-8703A        Norport Apartments                           Multifamily        9 Seminole Drive
PW-8703B        Colonial Court                               Multifamily        58 Colonial Court
PW-8703C        Lee Hall                                     Multifamily        523 Summit Street
PW-8703D        River Drive Apartments                       Multifamily        209A 73rd Street
PW-7942         Bend River Mall                              Retail             3188 N. Highway 97
PW-6410         Gateway Plaza                                Retail             544-750 N. Third Street
PW-8085         Pepperwood Apartments                        Multifamily        13725 Christine Court
PW-8763         Sunset Hills Apartments                      Multifamily        2825 Bluegrass Lane
PW-7790         Smithtown Bypass                             Office             732 & 738 Smithtown Bypass
PW-8694         Eckerd's Building                            Industrial         301 South Trade Center Parkway
PW-6232         310 Merrick Road                             Retail             310 Merrick Road

                                                                                                                  Cut-Off Date
  Control No.                        Property Name                        City             State    Zip Code        Balance
---------------------------------------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                 Norman                         OK       73072          1,893,937.21
PW-6132         Arlington Apartments                         Harvey                         LA       70058          6,390,041.56
PW-6376         Shadowbrook Apartments                       New Orleans                    LA       70114          6,388,722.18
PW-6437         175-181 Broadway                             Passaic                        NJ       07055            935,927.32
PW-6482         Fayetteville/Jacksonville Office Portfolio   Fayetteville & Jacksonville    NC      Various         3,255,995.77
PW-6482A        Ramsey Street Office Building                Fayetteville                   NC       28311
PW-6482B        Yadkin Road Building                         Fayetteville                   NC       28303
PW-6482C        Cliffdale Road Office Building               Fayetteville                   NC       28304
PW-6482D        Henderson Drive Office Building              Jacksonville                   NC       28546
PW-7043         The Woods at Frenchman's Creek               St. Petersburg                 FL       33712          5,878,000.82
PW-7064         Oklahoma City Industrial                     Oklahoma City                  OK       73108          2,496,097.90
PW-7119         Washingtonville Manor MHP                    Washingtonville                NY       10922          1,498,747.13
PW-7127         1485-1495 Davis Road                         Elgin                          IL       60123          1,023,566.60
PW-7130         Ben White Business Park                      Austin                         TX       77040          1,690,332.98
PW-7141         Summercreek Apartments                       San Antonio                    TX       78213          4,317,857.36
PW-7146         Westbrook Towers                             West Haven                     CT       06516          2,084,258.71
PW-7166         Cobblestone Apartments                       Clarksville                    TN       37040          1,544,810.71
PW-7170         O'Connor Place Apartments                    Irving                         TX       75060            797,212.52
PW-7312         Plaza Park MHPs                              Lima, London & Chillicothe     OH      Various         2,045,560.57
PW-7312A        Plaza MHP                                    Lima                           OH       45802
PW-7312B        Spring Valley MHP                            London                         OH       43140
PW-7312C        Blair MHP                                    Chillicothe                    OH       43140
PW-7395         Red Lion Apartments                          Montgomery                     AL       36116          2,247,635.94
PW-7424         St. Pete Beach Apartments                    St. Pete Beach                 FL       33706            948,325.95
PW-7562         401 N. Broad Street                          Philadelphia                   PA       19108          6,690,462.65
PW-7710         Peachtree Village Mobile Home Park           Buford                         GA       30518          1,920,704.91
PW-7781         Sherwood Lane Apartments                     Houston                        TX       77092            721,000.99
PW-7789         Lexus Training Center                        Parsippany                     NJ       07054          3,048,754.08
PW-7905         Blue Cross Blue Shield Building              Columbia                       SC       29203         25,288,017.24
PW-7958         1399 Madison Building                        Memphis                        TN       38103          2,099,239.59
PW-8028         Tops Appliance Building                      Brooklyn                       NY       11224          6,789,386.28
PW-8064         Office Max                                   Pasadena                       CA       91101          4,792,696.69
PW-8202         First American Building                      Dallas                         TX       75247         18,568,200.18
PW-8313         Crossings Apartments                         Conway                         SC       29526          3,645,729.56
PW-8352         Helix Building                               Las Vegas                      NV       89120          2,195,846.37
PW-8703         Virginia Apartment Portfolio                 Various                        VA      Various        17,374,118.66
PW-8703A        Norport Apartments                           Portsmouth                     VA       23702
PW-8703B        Colonial Court                               Colonial Heights               VA       23834
PW-8703C        Lee Hall                                     Petersburgh                    VA       23803
PW-8703D        River Drive Apartments                       Newport News                   VA       23607
PW-7942         Bend River Mall                              Bend                           OR       97741          8,490,237.26
PW-6410         Gateway Plaza                                Laramie                        WY       82070          6,094,764.50
PW-8085         Pepperwood Apartments                        Tampa                          FL       33613            999,392.88
PW-8763         Sunset Hills Apartments                      Henderson                      NV       89104          6,343,510.01
PW-7790         Smithtown Bypass                             Smithtown                      NY       11787          3,898,646.39
PW-8694         Eckerd's Building                            Woodlands                      TX       77385          3,698,575.34
PW-6232         310 Merrick Road                             Rockville Center               NY       11570          2,050,000.00

                                                             P&I Payment                      Remaining       Remaining
  Control No.                        Property Name            (monthly)       Gross Rate     Term (mos)      Amort (mos)
------------------------------------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                   13,941.53         8.000%       114             354
PW-6132         Arlington Apartments                           47,184.20         8.050%       117             357
PW-6376         Shadowbrook Apartments                         48,983.86         8.450%       116             356
PW-6437         175-181 Broadway                                7,474.35         8.350%       115             295
PW-6482         Fayetteville/Jacksonville Office Portfolio     26,282.61         8.500%       117             297
PW-6482A        Ramsey Street Office Building
PW-6482B        Yadkin Road Building
PW-6482C        Cliffdale Road Office Building
PW-6482D        Henderson Drive Office Building
PW-7043         The Woods at Frenchman's Creek                 43,218.73         8.000%       116             356
PW-7064         Oklahoma City Industrial                       19,756.85         8.800%       116             356
PW-7119         Washingtonville Manor MHP                      11,547.45         7.970%       119             299
PW-7127         1485-1495 Davis Road                            7,808.84         8.400%       117             357
PW-7130         Ben White Business Park                        12,952.40         7.850%       114             294
PW-7141         Summercreek Apartments                         31,470.67         7.900%       115             355
PW-7146         Westbrook Towers                               15,907.17         8.400%       116             356
PW-7166         Cobblestone Apartments                         12,272.81         8.300%       116             296
PW-7170         O'Connor Place Apartments                       6,906.34         9.350%       115             295
PW-7312         Plaza Park MHPs                                14,757.35         7.800%       116             356
PW-7312A        Plaza MHP
PW-7312B        Spring Valley MHP
PW-7312C        Blair MHP
PW-7395         Red Lion Apartments                            16,903.50         8.250%       118             358
PW-7424         St. Pete Beach Apartments                       7,271.04         8.450%       116             356
PW-7562         401 N. Broad Street                            54,150.93         9.050%       116             356
PW-7710         Peachtree Village Mobile Home Park             13,724.48         7.700%       116             356
PW-7781         Sherwood Lane Apartments                        6,129.40         9.125%       116             296
PW-7789         Lexus Training Center                          22,913.63         8.250%       119             359
PW-7905         Blue Cross Blue Shield Building               183,003.73         7.850%       119             359
PW-7958         1399 Madison Building                          16,221.66         8.550%       119             359
PW-8028         Tops Appliance Building                        53,738.64         8.800%       116             356
PW-8064         Office Max                                     35,639.86         8.125%       117             357
PW-8202         First American Building                       138,992.60         8.200%       118             358
PW-8313         Crossings Apartments                           26,401.72         7.850%       118             358
PW-8352         Helix Building                                 16,979.96         8.000%       118             298
PW-8703         Virginia Apartment Portfolio                  130,109.28         8.200%       117             357
PW-8703A        Norport Apartments
PW-8703B        Colonial Court
PW-8703C        Lee Hall
PW-8703D        River Drive Apartments
PW-7942         Bend River Mall                                61,896.60         7.920%       118             358
PW-6410         Gateway Plaza                                  46,264.39         8.350%       118             358
PW-8085         Pepperwood Apartments                           8,529.34         9.200%       119             299
PW-8763         Sunset Hills Apartments                        48,152.57         8.350%       118             358
PW-7790         Smithtown Bypass                               30,403.20         8.650%       119             359
PW-8694         Eckerd's Building                              28,187.99         8.400%       119             359
PW-6232         310 Merrick Road                               15,908.24         8.600%       120             360

                                                             Maturity Date      Ground       Balloon/Hyperam/
  Control No.                        Property Name             ARD Date         Lease          Fully Amort
-----------------------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                       5/1/09         No            Balloon
PW-6132         Arlington Apartments                               8/1/09         No            Balloon
PW-6376         Shadowbrook Apartments                             7/1/09         No            Balloon
PW-6437         175-181 Broadway                                   6/1/09         No            Balloon
PW-6482         Fayetteville/Jacksonville Office Portfolio         8/1/09     See below         Balloon
PW-6482A        Ramsey Street Office Building
PW-6482B        Yadkin Road Building
PW-6482C        Cliffdale Road Office Building
PW-6482D        Henderson Drive Office Building
PW-7043         The Woods at Frenchman's Creek                     7/1/09         No            Balloon
PW-7064         Oklahoma City Industrial                           7/1/09         No            Balloon
PW-7119         Washingtonville Manor MHP                         10/1/09         No            Balloon
PW-7127         1485-1495 Davis Road                               8/1/09         No            Balloon
PW-7130         Ben White Business Park                            5/1/09         No            Balloon
PW-7141         Summercreek Apartments                             6/1/09         No            Balloon
PW-7146         Westbrook Towers                                   7/1/09         No            Balloon
PW-7166         Cobblestone Apartments                             7/1/09         No            Balloon
PW-7170         O'Connor Place Apartments                          6/1/09         No            Balloon
PW-7312         Plaza Park MHPs                                    7/1/09     See below         Balloon
PW-7312A        Plaza MHP                                                         No
PW-7312B        Spring Valley MHP                                                 No
PW-7312C        Blair MHP                                                         No
PW-7395         Red Lion Apartments                                9/1/09         No            Balloon
PW-7424         St. Pete Beach Apartments                          7/1/09         No            Balloon
PW-7562         401 N. Broad Street                                7/1/09         No            Balloon
PW-7710         Peachtree Village Mobile Home Park                 7/1/09         No            Balloon
PW-7781         Sherwood Lane Apartments                           7/1/09         No            Balloon
PW-7789         Lexus Training Center                             10/1/09         No            Hyperam
PW-7905         Blue Cross Blue Shield Building                   10/1/09         No            Hyperam
PW-7958         1399 Madison Building                             10/1/09         No            Hyperam
PW-8028         Tops Appliance Building                            7/1/09         No            Hyperam
PW-8064         Office Max                                         8/1/09         No            Hyperam
PW-8202         First American Building                            9/1/09         No            Hyperam
PW-8313         Crossings Apartments                               9/1/09         No            Balloon
PW-8352         Helix Building                                     9/1/09         No            Balloon
PW-8703         Virginia Apartment Portfolio                       8/1/09     See below         Balloon
PW-8703A        Norport Apartments                                                No
PW-8703B        Colonial Court                                                    No
PW-8703C        Lee Hall                                                          No
PW-8703D        River Drive Apartments                                            No
PW-7942         Bend River Mall                                    9/1/09         No            Balloon
PW-6410         Gateway Plaza                                      9/1/09         No            Balloon
PW-8085         Pepperwood Apartments                             10/1/09         No            Balloon
PW-8763         Sunset Hills Apartments                            9/1/09         No            Balloon
PW-7790         Smithtown Bypass                                  10/1/09         No            Hyperam
PW-8694         Eckerd's Building                                 10/1/09         No            Balloon
PW-6232         310 Merrick Road                                  11/1/09         No            Hyperam

                                                                     Sub               Master          Mortgage
  Control No.                        Property Name             Servicing fees      Servicing fees    Loan Seller     Subservicer
--------------------------------------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                   incl. In Master         0.070        PWRES          ORIX
PW-6132         Arlington Apartments                           incl. In Master         0.070        PWRES          ORIX
PW-6376         Shadowbrook Apartments                         incl. In Master         0.070        PWRES          ORIX
PW-6437         175-181 Broadway                               incl. In Master         0.070        PWRES          ORIX
PW-6482         Fayetteville/Jacksonville Office Portfolio     incl. In Master         0.070        PWRES          ORIX
PW-6482A        Ramsey Street Office Building
PW-6482B        Yadkin Road Building
PW-6482C        Cliffdale Road Office Building
PW-6482D        Henderson Drive Office Building
PW-7043         The Woods at Frenchman's Creek                 incl. In Master         0.070        PWRES          ORIX
PW-7064         Oklahoma City Industrial                       incl. In Master         0.070        PWRES          ORIX
PW-7119         Washingtonville Manor MHP                      incl. In Master         0.070        PWRES          ORIX
PW-7127         1485-1495 Davis Road                           incl. In Master         0.070        PWRES          ORIX
PW-7130         Ben White Business Park                        incl. In Master         0.070        PWRES          ORIX
PW-7141         Summercreek Apartments                         incl. In Master         0.070        PWRES          ORIX
PW-7146         Westbrook Towers                               incl. In Master         0.070        PWRES          ORIX
PW-7166         Cobblestone Apartments                         incl. In Master         0.070        PWRES          ORIX
PW-7170         O'Connor Place Apartments                      incl. In Master         0.070        PWRES          ORIX
PW-7312         Plaza Park MHPs                                incl. In Master         0.070        PWRES          ORIX
PW-7312A        Plaza MHP
PW-7312B        Spring Valley MHP
PW-7312C        Blair MHP
PW-7395         Red Lion Apartments                            incl. In Master         0.070        PWRES          ORIX
PW-7424         St. Pete Beach Apartments                      incl. In Master         0.070        PWRES          ORIX
PW-7562         401 N. Broad Street                            incl. In Master         0.070        PWRES          ORIX
PW-7710         Peachtree Village Mobile Home Park             incl. In Master         0.070        PWRES          ORIX
PW-7781         Sherwood Lane Apartments                       incl. In Master         0.070        PWRES          ORIX
PW-7789         Lexus Training Center                          incl. In Master         0.070        PWRES          ORIX
PW-7905         Blue Cross Blue Shield Building                incl. In Master         0.070        PWRES          ORIX
PW-7958         1399 Madison Building                          incl. In Master         0.070        PWRES          ORIX
PW-8028         Tops Appliance Building                        incl. In Master         0.070        PWRES          ORIX
PW-8064         Office Max                                     incl. In Master         0.070        PWRES          ORIX
PW-8202         First American Building                        incl. In Master         0.070        PWRES          ORIX
PW-8313         Crossings Apartments                           incl. In Master         0.070        PWRES          ORIX
PW-8352         Helix Building                                 incl. In Master         0.070        PWRES          ORIX
PW-8703         Virginia Apartment Portfolio                   incl. In Master         0.070        PWRES          ORIX
PW-8703A        Norport Apartments
PW-8703B        Colonial Court
PW-8703C        Lee Hall
PW-8703D        River Drive Apartments
PW-7942         Bend River Mall                                incl. In Master         0.070        PWRES          ORIX
PW-6410         Gateway Plaza                                  incl. In Master         0.070        PWRES          ORIX
PW-8085         Pepperwood Apartments                          incl. In Master         0.070        PWRES          ORIX
PW-8763         Sunset Hills Apartments                        incl. In Master         0.070        PWRES          ORIX
PW-7790         Smithtown Bypass                               incl. In Master         0.070        PWRES          ORIX
PW-8694         Eckerd's Building                              incl. In Master         0.070        PWRES          ORIX
PW-6232         310 Merrick Road                               incl. In Master         0.070        PWRES          ORIX

                                                                           Interest
  Control No.                        Property Name           Defeasance    Accrual      Cross defaulted
------------------------------------------------------------------------------------------------
PW-6045         Redbud Plaza                                    Yes      Actual/360      No
PW-6132         Arlington Apartments                            Yes      Actual/360      No
PW-6376         Shadowbrook Apartments                          Yes      Actual/360      No
PW-6437         175-181 Broadway                                Yes      Actual/360      No
PW-6482         Fayetteville/Jacksonville Office Portfolio      Yes      Actual/360      No
PW-6482A        Ramsey Street Office Building
PW-6482B        Yadkin Road Building
PW-6482C        Cliffdale Road Office Building
PW-6482D        Henderson Drive Office Building
PW-7043         The Woods at Frenchman's Creek                  Yes      Actual/360      No
PW-7064         Oklahoma City Industrial                        Yes      Actual/360      No
PW-7119         Washingtonville Manor MHP                       Yes      Actual/360      No
PW-7127         1485-1495 Davis Road                            Yes      Actual/360      No
PW-7130         Ben White Business Park                         Yes      Actual/360      No
PW-7141         Summercreek Apartments                          Yes      Actual/360      No
PW-7146         Westbrook Towers                                Yes      Actual/360      No
PW-7166         Cobblestone Apartments                          Yes      Actual/360      No
PW-7170         O'Connor Place Apartments                       Yes      Actual/360      No
PW-7312         Plaza Park MHPs                                 Yes      Actual/360      No
PW-7312A        Plaza MHP
PW-7312B        Spring Valley MHP
PW-7312C        Blair MHP
PW-7395         Red Lion Apartments                             Yes      Actual/360      No
PW-7424         St. Pete Beach Apartments                       Yes      Actual/360      No
PW-7562         401 N. Broad Street                             Yes      Actual/360      No
PW-7710         Peachtree Village Mobile Home Park              Yes      Actual/360      No
PW-7781         Sherwood Lane Apartments                        Yes      Actual/360      No
PW-7789         Lexus Training Center                           Yes      Actual/360      No
PW-7905         Blue Cross Blue Shield Building                 Yes      Actual/360      No
PW-7958         1399 Madison Building                           Yes      Actual/360      No
PW-8028         Tops Appliance Building                         Yes      Actual/360      No
PW-8064         Office Max                                      Yes      Actual/360      No
PW-8202         First American Building                         Yes      Actual/360      No
PW-8313         Crossings Apartments                            Yes      Actual/360      No
PW-8352         Helix Building                                  Yes      Actual/360      No
PW-8703         Virginia Apartment Portfolio                    Yes      Actual/360      No
PW-8703A        Norport Apartments
PW-8703B        Colonial Court
PW-8703C        Lee Hall
PW-8703D        River Drive Apartments
PW-7942         Bend River Mall                                 Yes      Actual/360      No
PW-6410         Gateway Plaza                                   Yes      Actual/360      No
PW-8085         Pepperwood Apartments                           Yes      Actual/360      No
PW-8763         Sunset Hills Apartments                         Yes      Actual/360      No
PW-7790         Smithtown Bypass                                Yes      Actual/360      No
PW-8694         Eckerd's Building                               Yes      Actual/360      No
PW-6232         310 Merrick Road                                Yes      Actual/360      No

                                                                       EXHIBIT B

       OFFICER'S CERTIFICATE OF PAINE WEBBER REAL ESTATE SECURITIES, INC.

            In connection with the sale, assignment and transfer of certain mortgage loans (collectively, the "Mortgage Loans") by Paine Webber Real Estate Securities, Inc. (the "Mortgage Loan Seller") to Merrill Lynch Mortgage Investors Inc. (the "Purchaser") pursuant to the Mortgage Loan Purchase Agreement dated as of November 1, 1999 (the "Mortgage Loan Purchase Agreement") between the Mortgage Loan Seller and the Purchaser, the Mortgage Loan Seller hereby certifies that:

      (a) The representations and warranties of the Mortgage Loan Seller contained in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof.

      (b) The Mortgage Loan Seller has complied with the terms of the Mortgage Loan Purchase Agreement and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at a prior date hereof.

            In WITNESS WHEREOF, the Mortgage Loan Seller has caused this Certificate to be duly executed and delivered as of the [__]th day of [__] 1999.

                                        PAINE WEBBER REAL
                                         ESTATE SECURITIES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT C

                            [Letterhead of [COUNSEL]]

                                                                   [CLOSINGDATE]

Addressees Listed on Schedule A

Re: Mortgage Loan Purchase Agreement dated as of November 1, 1999 between Merrill Lynch Mortgage Investors Inc. and Paine Webber Real Estate Securities Inc. (the "Agreement")

Ladies and Gentlemen:

            I am the counsel to Paine Webber Real Estate Securities Inc., a Delaware corporation (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

            I am providing this opinion in connection with the sale by the Company to Merrill Lynch Mortgage Investors Inc. of various commercial and multi-family mortgage loans. This opinion is furnished to you pursuant to
Section 4.1(b)(iv) of the Mortgage Loan Purchase Agreement (the "Agreement"). Terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

            I have examined copies of the Agreement, the Certificate of Incorporation of the Company and the By-Laws of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter compressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

            I am admitted to the Bar of the State of ______, and I express no opinion as to any laws other than the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware.

      Based on the foregoing, I am of the opinion that:

            1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a [foreign] corporation in good standing in the State of New York, with full corporate power and authority to own its assets and conduct its business, to execute, deliver and perform the Agreement and all the transactions contemplated thereby, including but not limited to, the power and authority to sell, assign and retransfer the Mortgage Loans in accordance with the Agreement and the Company has taken all necessary action to authorize the execution, delivery and performance of the Agreement by it, and the Agreement has been duly authorized, executed and delivered by it.

            2. The Agreement and all of the obligations of the Company under the Agreement are valid, legal and binding obligations of the Company enforceable against the Company in accordance with the terms of the Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by public policy considerations, statutes or court decisions to the effect that such public policy considerations statutes or court decisions limit the enforceability of the provisions of the Agreement relating to the rights to indemnity and contribution.

            3. The execution and delivery of the Agreement by the Company and the performance of its obligations under the Agreement will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, to my knowledge, any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreement.

            4. To my knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Company in any court or by or before any other government agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Company to carry out the transactions contemplated by the Agreement.

            5. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreement.

            6. To my knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company or compliance by the Company with the Agreement or the consummation of the transactions contemplated by the Agreement, other than those which have been obtained by the Company.

            This opinion is furnished solely for the benefit of the addressees hereof in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose without my prior written approval. This opinion is being given as of the date first written above and I express no opinion as to events or conditions subsequent to such date.

                                        Very truly yours,

                                                                      Schedule A

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

ORIX Real Estate Capital Markets, LLC
1717 Main Street, Suite 1400
Dallas, Texas 75201

Merrill Lynch Mortgage Investors Inc.
World Financial Center
New York, New York 10281

PaineWebber Incorporated
1285 Avenue of the Americas
19th Floor
New York, New York 10019

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
New York, New York 10281

Duff & Phelps Credit Rating Co.
17 State Street, 12th Fl.
New York, New York 10004

Standard & Poor's
55 Water Street, 41st Fl.
New York, New York 10041

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21004

                                                                       EXHIBIT D
                                    EXHIBIT D

            EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH RESPECT
                             TO EACH MORTGAGE LOAN

      The following are exceptions to the representations and warranties made by the Mortgage Loan Seller with respect to each Mortgage Loan as set forth in
Schedule I of this Agreement. The item number indicates the subsection number where such representation or warranty appears in Schedule I of this Agreement.

REVISED as of NOVEMBER 4,1999
PaineWebber Exceptions to Loan Representations and Warranties.

The following two loans are exceptions to the representation regarding "Single Purpose Borrower":

o Loan 7781 - which has an original balance of $723,000 is not a single purpose entity. PaineWebber did not require an SPE due to the small balance of the mortgage loan.

o Loan 7710 - which has an original balance of $1,925,000 is not a single purpose entity. The borrower is an individual.

            The following two are exceptions to the representation regarding "No Additional Indebtedness":

Mortgage loan 7710 and 7781 are not single purpose entities. Therefore, those borrowers may obtain unsecured debt in the future.

            The following three loans are exceptions to the representation regarding "Environmental Matters":

o Mortgage Loan 7781 with an original balance of $723,000 did not have a Phase I performed but instead a "Transaction Screen"

o Mortgage Loan 8085 with an original balance of $1,000,000 did not have a Phase I performed but instead a "Transaction Screen"

            The following loan is an exception to the representation regarding "Application of Insurance and Condemnation Proceeds":

Mortgage Loan 7562 with an original balance of $6,700,000.

o PaineWebber has financed the fee interest which is subject to an operating lease.

o Condemnation proceeds shall be first paid to the fee owner in the amount of $3,500,000 with any remaining balance divided equally between fee owner and the operating tenant.

o It should be noted that the appraised value of the property, unencumbered by the operating lease, is $50,000,000.

            The following loan is an exception to the representation regarding "ground leases": Mortgage Loan 7958 with an original balance of $2,100,000.

o Lender has a lien on both the fee and the leasehold estates. The "ground lease" extends 15 years beyond the Anticipated Repayment Date.

********************************************************************************

The following loan is an exception to the representation regarding "ground lease rent acceleration":

Mortgage Loan 7958 with an original balance of $2,100,000.

Lender has a lien on both the fee and the leasehold estates. The "ground lease", which is in place as part of a tax abatement program, requires basic rent of $100 per annum through December 31, 2010. Thereafter, basic rent has the potential to increase as the rent required shall be the then current real estate taxes as of December 31, 2010 less the amount of $10,698.24.

********************************************************************************

            The following loans have exceptions to the standard non-recourse carveout language:

o The following loans do not have "warm bodies" as indemnitors for the Environmental Indemnity Agreement: Loan 7781

********************************************************************************

            The following two loans allow for a one-time pre-approved transfer:


Loan 7905 (Blue Cross Blue Shield Building) with an original loan balance of $25,300,000

Loan 8202 (First American Building) with an original loan balance of $18,588,000

                                                                      Schedule I

                                   Schedule I

 Mortgage Loan Seller's representations and warranties as to the Mortgage Loans

                                                                     PaineWebber

                                   Schedule I

(i) Mortgage Loan Schedule. The Mortgage Loan Schedule is true, complete and accurate in all material respects as of the Cut-off Date.

(ii) Representations and Warranties Remain True. The Mortgage Loan Seller has not taken any action that would cause the representations and warranties made by each Mortgagor under the related Mortgage Loan not to be true. The Mortgage Loan Seller has no knowledge that the material representations and warranties made by the Mortgagor in each Mortgage Loan are not true in any material respect.

(iii) No Fraudulent Acts by Mortgage Loan Seller, Originator or Mortgagor. Neither the Mortgage Loan Seller, nor, to the Mortgage Loan Seller's best knowledge, (1) any originator other than the Mortgage Loan Seller or (2) the Mortgagor, committed any fraudulent acts during the origination process of any Mortgage Loan.

(iv) Legal, Prudent and Proper. (A) With respect to each Mortgage Loan that the Mortgage Loan Seller originated, the origination of such Mortgage Loan is in all material respects legal, proper and prudent in accordance with customary industry standards utilized by prudent institutional and commercial mortgage lenders and (B) to the best of the Mortgage Loan Seller's knowledge, (1) the origination of each Mortgage Loan purchased by the Mortgage Loan Seller and (2) the servicing and collection of each Mortgage Loan is in all material respects legal, proper and prudent in accordance with customary industry standards utilized by prudent institutional and commercial mortgage lenders or loan servicers as appropriate.

(v) Mortgage Loan Seller's Title to Mortgage Loans. Immediately prior to the sale of the Mortgage Loan to the Depositor, the Mortgage Loan Seller had good and marketable title to and was the sole owner and holder of each Mortgage Loan, and the assignment validly transferred its ownership of the Mortgage Loan, free and clear of any and all liens, pledges and other encumbrances (other than the Mortgage Loan Seller's obligation to repurchase defective Mortgage Loans). Each of the Mortgage Note and the Mortgage is properly endorsed or assigned, respectively, to the Purchaser (or the Trustee, as its designee) or in blank (which the Trustee or its designee is authorized to complete and, as applicable, to file in the appropriate filing office) and each such endorsement or assignment, respectively, is genuine.

(vi) No Delinquency. No monthly payment of principal of or interest on any Mortgage Loan has been more than 30 days delinquent since origination (without giving effect to any grace period) and as of the Cut-off Date for such Mortgage Loan, no monthly payment of principal of or interest on such Mortgage Loan is 30 or more days delinquent.

(vii) No Default. There is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note, and to the Mortgage Loan Seller's knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration.

(viii) No Modification or Release. Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, with the exception of any modification, alteration, satisfaction, cancellation, subordination or rescission specifically disclosed in a written instrument that (A) was entered into prior to the Cut-off Date, (B) has been recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and related Security Agreements, if any, and
            (C) is being delivered to the Trustee or Custodian as part of the related Mortgage File. No material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the use or operation of the Mortgaged Property, the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage.

(ix) No Insolvency. To the knowledge of the Mortgage Loan Seller, neither the Mortgagor nor any guarantor is a debtor in any state or federal bankruptcy or insolvency proceeding or any regulatory proceeding.

(x) No Proceedings. To the knowledge of the Mortgage Loan Seller, as of the Closing Date, there is no pending action, suit or proceeding, arbitration or governmental investigation against a Mortgagor or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Mortgagor's ability to perform under the related Mortgage Loan.

(xi) Single-Purpose Borrower. (A) Except as set forth on Exhibit D attached hereto, the Mortgagor is a single purpose entity, (B) the Mortgage Loan Seller has no knowledge that the Mortgagor is not a single purpose entity, and (C) the Mortgagor is organized under the laws of a state, territory or district of the United States. For purposes of this representation, "single-purpose entity" shall mean an entity, other than an individual, the organizational documents of which limit its purpose to owning and operating a single property or group of properties, and provides that it shall not engage in any business unrelated to such property and its financing, have any assets other than those related to its interest in the related Mortgaged Property or its financing, or have any indebtedness other than as permitted under the related Mortgage Loan, and with respect to a Mortgagor of a Mortgage Loan in excess of $15 million, provides that it shall maintain its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person, conduct its business in its own name, not guarantee or assume the debts or obligations of any other person, not commingle its assets or funds with those of any other person, transact business with affiliates on an arm's length basis and hold itself out as being a legal entity, separate and apart from any other person.

(xii) Mortgagor Is The Sole Owner of Interest in Lease Payments. No person other than the Mortgagor owns any interest in any payments due under the leases relating to the Mortgaged Property that is superior to or of equal priority with the Mortgage Loan Seller's interest therein.

(xiii) Defeasance; No REMIC Disqualification. With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased,
            (A) the Mortgage Loan cannot be defeased within two years of the Closing Date and such defeasance must otherwise comply with the REMIC Provisions, (B) the Mortgagor can pledge only United States government securities (within the meaning of section 2(a)(16) of the Investment Company Act of 1940) as the substitute collateral, in an amount sufficient to make all scheduled payments under the Mortgage Note when due, as certified by a independent certified public accountant, and (C) the Mortgagor can be required by the Master Servicer to establish that the release of the lien is to facilitate the disposition of the Mortgaged Property or is in connection with some other customary commercial transaction and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

(xiv) REMIC Qualification. The Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a "qualified mortgage" or any substantially similar successor provision) and any and all Percentage Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2).

(xv) Existing Indebtedness. There are no subordinate or pari passu Mortgages encumbering the related Mortgaged Property, no preferred equity interests held by the Mortgage Loan Seller or mezzanine debt related to such Mortgaged Property.

(xvi) No Additional Indebtedness. Except as set forth in Exhibit D, the Mortgage Loan prohibits the related Mortgagor from mortgaging or otherwise encumbering the Mortgaged Property and from carrying any additional indebtedness except in connection with (A) trade debt and equipment financings in the ordinary course of Mortgagor's business and (B) liens arising by operation of law that are contested in accordance with the terms of the Mortgage Loan.

(xvii) Annual Reports. The Mortgage Loan requires the related Mortgagor to provide annual operating statements, rent rolls, and other information that the holder of the Mortgage Loan may reasonably request in connection with the related Mortgagor and the related Mortgaged Property.

(xviii) Proceeds Fully Disbursed. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor. No advance of funds (other than the initial disbursement of proceeds) has been made by the Mortgage Loan Seller, any affiliate or any third party originator to the related Mortgagor (other than mezzanine debt that is set forth on Exhibit D) and no funds have been received from or on behalf of any person other than the related Mortgagor for, or on account of, payments due on the Mortgage Loan.

(xix) No Negative Amortization. Other than the ARD Loans, which may have negative amortization from and after their respective Anticipated Repayment Dates, the Mortgage Loan does not provide for a shared appreciation or equity participation feature, any other contingent or additional interest feature or the negative amortization of interest.

(xx) Whole Loan. The Mortgage Loan is a whole loan and not a participating interest in a mortgage loan. Neither Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan other than contributions made on or prior to the closing date.

(xxi) Cross-Collateralization. The Mortgage Loan is not cross-collateralized with any mortgage loan that is not included in the Trust.

(xxii) Conditions for Releases of Mortgaged Property. Except in connection with Mortgage Loans that are cross-collateralized and Mortgage Loans that are secured by more than one Mortgaged Property, the Mortgage Loan does not require the Mortgage Loan Seller to release any portion of the related Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full of all amounts due under the related Mortgage Loan, (B) releases of unimproved out-parcels, (C) releases of portions of the Mortgaged Property that will not have a material adverse effect on the adequacy of the remaining collateral for the Mortgage Loan or (D) substitution of government securities for such Mortgaged Property in a defeasance complying with Treasury
            Regulations Section 1.860G-2(a)(8).

(xxiii) Documents Valid. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with each Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(xxiv) Assignments of Leases Create First Priority Security Interest. Unless the related Mortgaged Property is owner occupied, the Mortgage File for such Mortgage Loan contains an Assignment of Leases, either as a separate instrument or incorporated into the related Mortgage, which creates in favor of the holder thereof a valid, collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property. Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related reassignment of Assignment of Leases, if any, or assignment of any other agreement executed in connection with each Mortgage Loan, from the Mortgage Loan Seller to the Purchaser (or the Trustee as its assignee) has been duly authorized, executed and delivered by the Mortgage Loan Seller, is in recordable form, as appropriate, in order to validly and effectively convey the Mortgage Loan Seller's interest therein to the Purchaser (or the Trustee as its assignee) and constitutes the legal, valid, binding and enforceable assignment from the Mortgage Loan Seller to the Purchaser (or Trustee as its assignee) except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(xxv) Mortgages and Security Agreements Create First Lien. The Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged

            Property or the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exclusions and exceptions (general and specific) set forth in a lender's title insurance policy, none of which, individually or in the aggregate, materially interferes with the current use of the related Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property. As of the date of origination of such Mortgage Loan and as of the Closing Date, such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. Any Security Agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien on and first priority security interest in the personal property described therein (including hotel revenues with respect to a Mortgaged Property that is operated as a hotel), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(xxvi) No Defenses to Payment. The Mortgage Loan is not subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense (except with respect to any excess interest on an ARD Loan after the related Anticipated Repayment Date and any Default Interest, late charges, Prepayment Premiums and Yield Maintenance Charges) including the defense of usury, available to the related Mortgagor with respect to such Mortgage Note, Mortgage, Assignment of Leases and other agreements.

(xxvii) Mortgage Loan Documents Comply With Law. The terms of each of the Mortgage Loan Documents comply in all material respects with all requirements of applicable local, state or federal law.

(xxviii) Customary Provisions. The related Mortgage contains customary and enforceable (subject to bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally or by general principles of equity) provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose (except as may be imposed by bankruptcy, insolvency, moratorium, redemption or other similar laws affecting creditors' rights generally or by general principles of equity).

(xxix) Mortgagor's Interest in Mortgaged Property. The interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate and/or a leasehold estate in all of the real property constituting a part of the Mortgaged Property.

(xxx) Recorded Instruments. The Mortgage has been properly recorded in the applicable jurisdiction and the assignment of Mortgage for each Mortgage Loan is in recordable form for the applicable jurisdiction and constitute the legal, valid and binding assignment of such Mortgage Loan. The full amount of the Mortgage has been recorded on each related Mortgaged Property, and all applicable mortgage recording taxes have been paid.

(xxxi) UCC Financing Statements. A Form UCC-1 financing statement has been submitted for filing or recordation with respect to personal property constituting a part of the related Mortgaged Property as to which a security interest can be perfected by filing (including hotel revenues with respect to a Mortgaged Property that is operated as a hotel), and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement has been executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete and to file in the filing office in which such financing statement was filed (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller is in suitable form for filing).

(xxxii) Collateral. The Mortgage Note is not and has not been secured by any collateral other than collateral covered by the related Mortgage, the related Assignment of Leases (if any) and any other agreement executed in connection with the origination of the Mortgage Loan.

(xxxiii) Borrower's Licenses and Permits. As of the date of origination of each Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, each related Mortgagor was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect.

(xxxiv) No Usury Violation; Compliance with Law. The Mortgage Rate (exclusive of any excess interest on an ARD Loan after the related Anticipated Repayment Date and any Default Interest, late charges, Prepayment Premiums and Yield Maintenance Charges) of each

            Mortgage Loan complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; and any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with as of the date of origination of each Mortgage Loan.

(xxxv) Acceleration Provisions. Each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage Loan, the related Mortgaged Property, or any controlling interest therein in the Mortgagor, is directly or indirectly transferred or sold (other than transfers for estate planning purposes, other purposes where no change of control occurs or such transfers which have been pre-approved to transferees which otherwise have met the Mortgage Loan Seller's underwriting criteria) or encumbered in connection with subordinate financing (other than any indebtedness described in clauses (xv) and (xvi) above) and each related Mortgage or loan agreement prohibits the pledge or encumbrance of the Mortgaged Property without the consent of the holder of the Mortgage Loan. The Mortgage or loan agreement requires the obligor to pay all reasonable fees and expenses associated with securing the consent of the holder of the Mortgage Loan.

(xxxvi) Non-Recourse Mortgage Loan. The Loan Documents for the Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except for certain acts including the fraud, willful misconduct or material misrepresentation by the related Mortgagor and/or its affiliates, in which case, except as specified in Exhibit D, either (A) such Mortgage Loan shall become a recourse obligation of another person, or (B) another person shall assume liability for any losses incurred by the Mortgage Loan Seller or its assignee due to such acts. Additionally, the Mortgage Loan Documents for the Mortgage Loan provide that, except as specified in Exhibit D, another person shall assume liability for any losses incurred by the Mortgage Loan Seller or its assignee due to (1) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (2) acts of waste and (3) breaches of any environmental covenants contained in the related Mortgage Loan Documents.

(xxxvii) Mortgages Secured by Deeds of Trust. With respect to each Mortgage which is a deed of trust, a trustee which, to the knowledge of the Mortgage Loan Seller is duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and except in connection with a trustee's sale after a default by the related Mortgagor or in connection with the release of the related Mortgaged Property, no fees are or will become payable to such trustee.

(xxxviii)   Escrows. All amounts required to have been deposited with the
            Mortgage Loan Seller by each Mortgagor under the Mortgage Loan
            Documents have been deposited and are in the possession or under the control of the Mortgage Loan Seller or its agent. All of the Mortgage Loan Seller's interest in these amounts will be conveyed to the Trust. All requirements for escrows are memorialized in one or more written agreements that are contained within the Mortgage File for such Mortgage Loan.

(xxxix) Property Condition. To the Mortgage Loan Seller's knowledge, based upon a site inspection conducted in connection with the origination of the Mortgage Loan and a review of the related engineering report, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the use or operation or value of such Mortgaged Property as security for the Mortgage Loan; the Mortgage Loan Seller has received no actual notice of (A) any proceeding pending for the total or partial condemnation of such Mortgaged Property or (B) any damage to such Mortgaged Property that materially and adversely affects the use or operation or value of such Mortgaged Property.

(xl) No Delinquent Charges. There are no delinquent taxes, ground rents, insurance premiums or assessments (including, without limitation, assessments payable in future installments or other similar outstanding charges, water charges or sewer rents) affecting the Mortgaged Property or such amounts, if existing and in dispute, have been escrowed or covered by a letter of credit. For purposes of this representation, an obligation shall become "delinquent" on the date on which both of the following conditions are satisfied: (A) interest and/or penalties are due with respect to the unpaid amount and (B) enforcement action can be taken by the related taxing authorities.

(xli) No Encroachments. All improvements included in any MAI appraisals are within the boundaries of the related Mortgaged Property, with the exception of de minimis encroachments, and the Mortgage Loan Seller has obtained title insurance insuring against any losses arising from such de minimis encroachments. No improvements on adjoining properties encroach upon the Mortgaged Property except for de minimis encroachments or encroachments as to which the Mortgage Loan Seller has obtained title insurance coverage insuring against losses arising from such encroachments.

(xlii) Mortgaged Property Compliance with Zoning Laws Etc. The improvements located on or forming part of each Mortgaged Property materially comply with applicable zoning and building laws, ordinances and regulations, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the use or operation or value of the related Mortgaged Property.

(xliii) Permanent Financing. The Mortgage Loan was not originated for the purpose of financing the construction of uncompleted improvements on the related Mortgaged Property.

(xliv) Property Inspections. The Mortgage Loan Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months.

(xlv) Access. Each Mortgaged Property is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, is served by public utilities and services generally available in the surrounding community and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and is a separate tax parcel.

(xlvi) First Priority Lien Insured. The lien of each related Mortgage is a first priority lien on the fee or leasehold interest of the related Mortgagor in the original principal amount of the related Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) and is insured by an ALTA lender's title insurance policy or its equivalent (or a binding commitment therefor), insuring the Mortgage Loan Seller, its successors and assigns in the original principal amount of the Mortgage Loan, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property and (C) the exclusions and exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Mortgagor's ability to pay its obligations when they become due or the value of the Mortgaged Property. The premium for such policy was paid in full; such policy was issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located and is assignable to the Purchaser and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Mortgage Loan Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy. Such policy contains no exclusions for or affirmatively insures (except for any Mortgaged Property located in jurisdictions where such affirmative insurance is not available) (a) access to a public road, and (b) that the area shown on the survey is the same as the property legally described in the Mortgage.

(xlvii) Environmental Matters. Except as specified on Exhibit D, a Phase I environmental report, and with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental engineer in connection with such Mortgage Loan within 12 months preceding the Closing Date, which report did not indicate any material non-compliance or material existence of hazardous material or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, the remedial action recommended to be taken in the report has been taken, or funds sufficient to cover any recommended remedial action have been escrowed by the related Mortgagor and held by the Mortgage Loan Seller under the related Mortgage has the obligation to remedy such condition or circumstance. To the best of the Mortgage Loan Seller's knowledge, in reliance on such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards other than as disclosed in such environmental reports, and to the best of the Mortgage Loan Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except as indicated in certain environmental reports; the Mortgage Loan Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to the best of its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Each Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Mortgage Loan

            Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

(xlviii) Additional Insurance. The Mortgage Loan requires that the Mortgaged Property be covered by the following insurance policies naming the Mortgagee and its successors and assigns as additional insured, in an amount at least equal to the lesser of the value of the replacement cost of the related Mortgaged Property or the principal balance of the related Mortgage Loan, and sufficient to avoid the operation of any co-insurance provisions: (A) fire and extended perils (included within the classification "All Risk of Physical Loss"), (B) 12 months (or 18 months for a Mortgaged Property which is not an office, retail, self-storage, industrial, multifamily, mobile home park or mixed use of the foregoing) of business interruption or rental loss insurance, (C) flood insurance if, based solely on a flood zone certification or a survey of the related Mortgaged Property, the property improvements are located in a 100-year flood plain, or if any portion of the improvements on the Mortgaged Property is located in a federally designated flood area "A" and (D) comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties. All premiums on such insurance policies required to be paid as of the Cut-off Date have been paid; such insurance policies may not be terminated or canceled without 30 days prior written notice to the insured (for defaults other than non-payment, for which there is a minimum of 10 days written notice of cancellation) and no such notice has been received by the insured. The insurance provider of each such insurance policy has an A.M. Best's rating of at least "A:X" or a claims paying ability rating of at least "A" from Standard & Poor's or DCR, or its equivalent. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor.

(xlix) Application of Insurance and Condemnation Proceeds. Except as specified in Exhibit D, and subject to clause lxi(K) with respect to ground lease properties, any insurance proceeds in respect of a casualty loss or taking, will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon, except that in the case of a ground-leased property casualty and condemnation proceeds are required to be paid first to the owner of the fee interest in the related property in accordance with terms of the related ground lease and then in accordance with the related Mortgage.

(l) Terms of Mortgage. The Mortgage Loan is directly secured by a Mortgage on a commercial, industrial, self-storage, health-care related, retail, office, fitness center, mixed use, hospitality, mobile home park or multifamily residential property, and either (A) substantially all of the proceeds of the Mortgage Loan were used to acquire, improve or protect an interest in such real property which, as of the origination date, was the sole security for such Mortgage Loan (unless the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable) or (B) the fair market value of such real property was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, at the date of the last such modification) or (2) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by
            (I) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in clauses
            (1) and (2) shall be made on an aggregate basis) and (II) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (B)(1) and (B)(2) shall be made on an aggregate basis).

(li) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser, who, to the best of the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

(lii)       [Intentionally Omitted].

(liii)      [Intentionally Omitted].

(liv)       ARD Loans. If such Mortgage Loan is an ARD Loan it provides that:

            (A) its Mortgage Rate will increase by no more than two percentage points from and after its Anticipated Repayment Date;

            (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan;

            (C) either (a) on the Closing Date, each ARD Loan will have a lockbox in place, or (b) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Mortgagor is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited into a designated account controlled by the Servicer;

            (D) any cash flow from the related Mortgaged Property that is applied to amortize an ARD Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the monthly payment payable therefrom, be net of budgeted capital expenditures and capital expenditures that may be approved by the Servicer in accordance with the terms of the Pooling and Servicing Agreement.

            (E) each ARD Loan is being amortized as of the Cut-off Date and is not currently subject to an interest-only period;

            (F) the holder of each ARD Loan may not exercise any payment default remedies if Mortgagor pays scheduled principal and interest (at the related Mortgage Rate);

            (G) The property manager cannot be removed for the sole reason that the ARD Loan continues to be outstanding after its Anticipated Repayment Date.

(lv) Health Care Facilities. If the Mortgage Loan is secured by a nursing home or skilled living facility:

            (A) To the best of the Mortgage Loan Seller's knowledge, the health care facility located on the related Mortgaged Property and the related owner and/or operator with respect to such facility had all material certificates, licenses and permits required by applicable law for the operation of such facility for its current use and, to the extent that such facility participates in Medicaid, Medicare, or any other similar third party payor program, the facility, the owner and/or the operator possesses current provider agreements for such programs, appropriate for the degree of care administered at each facility.

            (B) To the best of the Mortgage Loan Seller's knowledge, the related owner or operator, with respect to the related Mortgaged Property or its operation of the related Mortgaged Property, was in compliance in all material respects with all applicable laws, regulations, quality and safety standards and requirements of the applicable state department of health, and the Mortgage Loan Documents require that so long as the Mortgage Loan remains outstanding the related Mortgaged Property shall be operated in compliance in all material respects with such applicable laws and requirements.

            (C)   The related Mortgage Loan Documents provide that:

                  (1) so long as the Mortgage Loan remains outstanding, the related Mortgaged Property shall be operated in such a manner that the licenses, permits and authorizations shall remain in full force and effect,

                  (2) without the lender's consent, the licenses, permits and authorizations may not be

                        (I) transferred to any location other than the Mortgaged Property

                        (II) pledged as collateral for any other loan or indebtedness

                  (3) so long as the related Mortgage Loan remains outstanding, the Mortgagor may not without the lender's consent

                        (I) rescind, withdraw, revoke, amend, modify, supplement or otherwise alter the nature or scope of the certificates, licenses and permits for the related Mortgaged Property.

                        (II) amend or otherwise reduce the related Mortgaged Property's authorized bed capacity and/or the number of beds approved by the applicable state department of health,

                        (III) replace or transfer all or any part of any related
                              Mortgaged Property's beds to an other site or location or

                        (IV) terminate, materially modify, or materially amend the operating lease or management contract in effect with regard to the related Mortgaged Property.

            (4) the licenses, permits and authorizations are held free from restrictions or known conflicts which would materially impair the use or operation of the Mortgaged Property, and are not provisional, probationary or restricted in any way.

            (D) since origination, the Mortgage Loan Seller has not received notice that the related owner or related operator as the case may be, has failed to file within the time permitted, including any extensions thereof, all such Medicare, Medicaid or other similar program cost reports;

            (E) since origination, the Mortgage Loan Seller has not received notice that either the related owner or operator, as the case may be, with respect to the related Mortgaged Property, or its operation of such Mortgaged Property, (A) is subject to a material audit adjustment with respect to its participation in any third-party payor program or (B) has been notified that any managed care or other third-party payor program contract is being or has been canceled, not renewed, or downgraded in any material respect or that any such action is pending, threatened, or contemplated.

(lvi)       [Intentionally Omitted].

(lvii) Mortgage Loans Not Originated by Mortgage Loan Seller. With respect to each Mortgage Loan originated by a correspondent of the Mortgage Loan Seller and purchased or "table funded" by the Mortgage Loan Seller in connection with a correspondent relationship with such originator:

            (A) such Mortgage Loan was underwritten substantially in accordance with standards established by the Mortgage Loan Seller, (which standards are in all material respects the same as the underwriting standards for Mortgage Loans originated by the Mortgage Loan Seller);

            (B) such Mortgage Loan was originated pursuant to an ongoing, standing relationship with the Mortgage Loan Seller;

            (C) the closing documents (which include assignment documents executed by the Mortgage Loan originator in favor of the Mortgage Loan Seller at the time of the closing of the Mortgage Loan) for the Mortgage Loan were prepared in substantial compliance with forms approved by the Mortgage Loan Seller, and reflect the Mortgage

                  Loan Seller as the successor and assign to the Mortgage Loan originator; and

            (D) such Mortgage Loan either was actually funded by and assigned to the Mortgage Loan Seller at the closing thereof, or was funded initially by the Mortgage Loan originator at the closing thereof and then acquired by the Mortgage Loan Seller from such Mortgage Loan originator pursuant to its ongoing, standing relationship with the Mortgage Loan Seller.

(lviii) Origination. Each Mortgage Loan originated by the Mortgage Loan Seller was underwritten consistent in all material respects with the standards of the Mortgage Loan Seller as then in effect and each Mortgage Loan purchased by the Mortgage Loan Seller from a third-party originator was underwritten consistent in all material respects with prudent commercial mortgage conduit lending standards.

(lix) Waivers. The Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, any prior holder of the Mortgage Loan has not waived any default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note. No foreclosure action or other form of enforcement is or has been threatened or commenced with respect to any Mortgage.

(lx) Qualification. To the extent required under applicable law as of the Closing Date and necessary for the enforceability or collectibility of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan.

(lxi) Ground Leases. Except as specified in Exhibit D, with respect to any Mortgage Loan where all or a material portion of the estate of the related Mortgagor therein is a leasehold estate, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Mortgage Loan Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee or its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Mortgage Loan Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related Mortgage File;

            (B) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgage Loan Seller and its successors and assigns unless the holder of the Mortgage Loan fails to cure a Mortgagor ground lease default after applicable notice and cure periods;

            (C) Except as indicated on Exhibit D hereto, the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgage Loan Seller) that extends not less than 20 years beyond the Maturity Date (or Anticipated Repayment Date) of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Mortgage Loan Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the lien of the Mortgage (other than any indebtedness described in clauses (xv), (xvi) and
                  (xxv)) and provides that it shall remain prior to any mortgage or other lien on the ground lessor's fee interest);

            (E) The ground lease is assignable to the Mortgage Loan Seller and its successors and assigns under the related leasehold estate without the consent of the lessor thereunder, and in the event that such ground lease is so assigned, it is further assignable by the Depositor and its successors and assigns upon notice to (and such notice has been given), but without a need to obtain the consent of the lessor;

            (F) As of the closing date of the related Mortgage Loan, the ground lease is in full force and effect, the Mortgage Loan Seller has received no notice that any default beyond applicable notice and grace periods has occurred, and there is no existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgage Loan Seller or its assignee and pursuant to such agreement, no notice given thereunder is effective against the Mortgage Loan Seller (or its assignee) unless a copy has been given to the Mortgage Loan Seller (or its assignee) in the manner prescribed in the ground lease or ancillary agreement;

            (H) A Mortgage Loan Seller or its assignee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the

                  Mortgage Loan Seller or its assignee is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease, and all rights of the Mortgagor under such ground lease may be exercised by or on behalf of the mortgagee.

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by an institutional investor. The lessor is not permitted to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would materially and adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgage Loan Seller or its assignee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking to the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the Mortgage Loan Seller or its assignee as a result of any casualty loss or partial condemnation, except to provide for an abatement of the rent or otherwise in accordance with the standard provisions of the related Mortgage;

            (L) Provided that the Mortgage Loan Seller cures any defaults which are susceptible of being cured, the lessor has agreed to enter into a new lease with the Mortgage Loan Seller upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding.

            (M) Except as set forth in Exhibit D, the ground lease does not permit any increase in the amount of rent payable by the lessee thereunder during the term of the Mortgage Loan.

(lxii) Servicing. No person other than the Mortgage Loan Seller has been granted or conveyed the right to service the Mortgage Loan or to receive any consideration in connection therewith.

(lxiii) Borrower Concentration. As of the Closing Date, not more than 5% of the aggregate outstanding principal amount of the Mortgage Loans have the same Mortgagor or to the Mortgage Loan Seller's best knowledge, have Mortgagors that are affiliates of each other.

(lxiv) Due Dates. The Mortgage Loan has a late charge which may be assessed prior to the 15th day of the month.

                                                                     Schedule II

                                   Schedule II

     List of Agreements under which the Mortgage Loan Seller acquired rights in the Mortgage Loans as provided in Section 3.7 of this Agreement

                                                                     Section 3.7

                                                                     Schedule 2

PW Loan #C-          Property Name                    Correspondent        Date of MLPA
-----------          -------------                    -------------        -------------
7562          401 N. Board Street             Aries Capital, Incorporated         Aug-98
8763          Sunset Hills Apartments         Aries Capital, Incorporated         Aug-98
7790          Smithtown Bypass                Aries Capital, Incorporated         Aug-98
7781          Sherwood Lane Apartments        Impac Funding Corporation        28-Jun-99
6132          Arlington Apartments            Love Funding Corporation         23-Apr-99
6376          Shadowbrook Apartments          Love Funding Corporation         23-Apr-99
7064          Oklahoma City Industrial        Love Funding Corporation         23-Apr-99
8085          Pepperwood Apartments           Suburban Capital Markets, Inc.   01-Jul-98
7170          O'Connor Place Apartments       Suburban Capital Markets, Inc.   01-Jul-98
7424          St. Pete Beach Apartments       ValuExpress II, LLC              16-Sep-97
7146          Westbrook Towers                ValuExpress II, LLC              16-Sep-97
7166          Cobblestone Apartments          ValuExpress II, LLC              16-Sep-97
7942          Bend River Mall                 Ward Cook, Inc.                  26-Jun-98
8703          Virginia Apartment Portfolio    HSA/Wexford Bancgroup, LLC       29-Jan-99